Exhibit 99.2

The information presented herein is derived from Monster Beverage Corporation’s proprietary, custom NielsenIQ database (and is not derived from our, or any industry participant’s, financial statements). While such information is based on data received from NielsenIQ, the results reported in this presentation may vary from those found in publicly available syndicated sources such as NielsenIQ and IRI Circana due to differing definitions of the energy drinks category and other factors. Further, Monster Beverage Corporation has not independently verified industry data collected or provided by Nielsen and makes no representations as to its accuracy or completeness. Data provided by NielsenIQ (and other third - party sources), as well as our analysis of such data, involve a variety of assumptions and methodologies that are subject to uncertainties, and therefore you are cautioned not to give undue weight to the information contained in this presentation.

UNITED STATES SCANNER DATA Source: NielsenIQ p eriod ending 10 /25/2025 TNA Energy $ % Change YA Total U.S. All Measured Channels (13 - weeks) 12.2% TOTAL NON - ALCOHOLIC (TNA) ENERGY (Total U.S. xAOC + Conv) 9.1% MEC 12.3% MONSTER - 7.0% REIGN 0.3% NOS - 9.6% BANG 2.7% FULL THROTTLE 9.0% RED BULL $ Share Change YA $ Share $ % Change YA U.S. Convenience & Gas (4 - weeks) 7.0% TNA ENERGY 0.4 36.9 8.2% MEC 1.2 29.8 11.6% MONSTER - 0.2 2.5 - 2.4% REIGN - 0.2 2.4 - 0.8% NOS - 0.4 1.5 - 13.7% BANG 0.0 0.6 1.2% FULL THROTTLE - 1.5 34.7 2.6% RED BULL 0.6 8.2 15.1% CELSIUS 1.5 3.3 95.0% ALANI NU - 0.5 2.3 - 11.7% ROCKSTAR - 0.1 3.3 4.2% C4 0.1 3.3 11.5% GHOST - 0.5 2.6 - 9.0% 5 - HOUR 0.9% COFFEE + ENERGY CATEGORY 3.5 62.2 6.9% MEC - 4.2 36.6 - 9.5% STARBUCKS Note: Canada data reflects the 12 - week period ending 07/12/2025. A1

CANADA SCANNER DATA Source: NielsenIQ p eriod ending 10 /4/2025 TNA Energy $ Share Change YA $ Share $ % Change YA Total Canada All Measured Channels 17.4% TNA Energy - 2.9 37.5 9.1% MEC - 2.0 32.7 10.6% Monster 0.0 1.6 15.5% Reign - 0.3 1.0 - 7.6% NOS - 0.1 0.9 0.6% Bang 0.0 0.5 12.5% Full Throttle Note: Canada data reflects the 12 - week period ending 10/4/2025. A1

EMEA SCANNER DATA % Share Change YA € Share € % Change YA 2.4% 18.7% 29.4% BELGIUM 4.5% 26.1% 38.8% CZECH REPUBLIC 1.7% 28.8% 17.5% DENMARK 3.3% 30.5% 35.5% FRANCE 2.4% 35.2% 24.0% GREAT BRITAIN 1.8% 37.8% 14.3% GREECE 2.4% 18.9% 18.2% GERMANY 1.7% 32.8% 12.9% ITALY 6.9% 14.8% 110.1% NETHERLANDS 4.3% 38.5% 25.0% NORWAY 2.2% 21.9% 25.8% POLAND 3.1% 33.8% 30.5% REPUBLIC OF IRELAND - 1.0% 17.9% 8.7% SOUTH AFRICA 0.6% 40.7% 17.1% SPAIN 2.3% 17.4% 25.9% SWEDEN % Change YA 2025 € Share € % Change YA 7.0% 15.4% 200.6% EGYPT 6.4% 44.4% 27.6% KENYA 1.2% 23.9% 55.4% NIGERIA Note: Kenya, Nigeria and Egypt reflect the 13 - week period ended September 28, 2025. Greece, Poland, Italy, Germany and South Africa reflect the 13 - week period ended September 28, 2025. Sweden, Norway, France, Republic of Ireland, Denmark, Belgium, Spain, Netherlands and Czech Republic reflect the 13 - week period ended September 7, 2025. Great Britain reflects the 13 - week period ended September 6, 2025. The data source for EMEA is L Nielsen IQ. All amounts are MEC. EMEA ALL MEASURED CHANNELS ENERGY DRINK CATEGORY GROWTH 13.3% € % Value Sales Change YA Monster, Total All Measured Channels Predator/Fury, Total All Measured Channels A1 A2 A3 A4 A5

ASIA PACIFIC SCANNER DATA Note: Australia reflects the 13 - week period ending September 28, 2025. New Zealand reflects the 13 - week period ending October 5, 2025. Asia Pacific country data reflects the months of J uly - September 2025. The data sources for Japan and Australia are Intage and Circana, respectively. All other data is from Nielsen IQ. 20.0% $ % Change YA ASIA PACIFIC ALL MEASURED CHANNELS ENERGY DRINK CATEGORY GROWTH $ Share Change YA $ Share $ % Change YA 23.2% TOTAL ENERGY 3.2 22.9% 43.0% MONSTER - 2.4 7.8% - 6.0% MOTHER AUSTRALIA $ Share Change YA $ Share $ % Change YA 14.9% TOTAL ENERGY 2.1 16.4% 32.2% MONSTER - 0.2 5.2% 11.1% MOTHER - 0.7 4.2% - 1.7% LIVE+ $ Share Change YA $ Share $ % Change YA 2.1% TOTAL ENERGY 3.4 58.2% 8.4% MONSTER 1.2% REIGN STORM $ Share Change YA $ Share $ % Change YA 17.3% TOTAL ENERGY - 4.0 49.0% 8.5% MONSTER NEW ZEALAND SOUTH KOREA JAPAN Total All Measured Channels A1 A2 A3A4

LATIN AMERICA SCANNER DATA 1 2.6% $ % Change YA LATIN AMERICA ALL MEASURED CHANNELS ENERGY DRINK CATEGORY GROWTH $ Share Change YA $ Share $ % Change YA 6.3% TOTAL ENERGY 3.1 31.8 17.7% MONSTER 0.3 6.3 11.8% PREDATOR MEXICO $ Share Change YA $ Share $ % Change YA 49.7% TOTAL ENERGY - 1.0 54.0 46.9% MONSTER $ Share Change YA $ Share $ % Change YA 8.0% TOTAL ENERGY - 3.2 36.9 - 0.6% MONSTER CHILE ARGENTINA Total All Measured Channels $ Share Change YA $ Share $ % Change YA 12.9% TOTAL ENERGY 1.5 44.3 16.8% MONSTER BRAZIL Note: Latin America data reflects the three - months ending September 30, 2025. All tracked markets are FX neutral. The data source for Latin America is NielsenIQ. A1